EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this quarterly report on Form 10-Q (the “Form 10-Q”) for the three months ended March 29, 2009, of COMSYS IT Partners, Inc. (the “Issuer”).
     In connection with the Form 10-Q, each of the undersigned, Larry L. Enterline, Chief Executive Officer of the Issuer, and Amy Bobbitt, Senior Vice President and Chief Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, that to the best of their knowledge:
(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of the dates and for the periods indicated in the Form 10-Q.

/s/ Larry L. Enterline	/s/ Amy Bobbitt

Larry L. Enterline	Amy Bobbitt
Chief Executive Officer	Senior Vice President and Chief Accounting Officer
May 7, 2009	May 7, 2009